Exhibit 10.12

                       SECURITY AND PLEDGE AGREEMENT (LP)

     THIS SECURITY AND PLEDGE AGREEMENT (this "AGREEMENT"), dated as of July 10, 2003, made by RFS Partnership, L.P., a limited partnership organized under the laws of the State of Tennessee (the "PLEDGOR"), in favor of BANK OF AMERICA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the banks and other financial institutions ("LENDERS") parties to the Credit Agreement referred to below.

     Pledgor and RFS Financing Partnership, L.P., a Tennessee limited partnership ("PARTNERSHIP;" Pledgor and Partnership are each a "BORROWER" and collectively, "BORROWERS"), are parties to the Credit Agreement, dated as of the date of this Agreement (as the same may be amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among Borrowers, CNL Hospitality Properties, Inc., the Lenders, and the Administrative Agent pursuant to which the Lenders have agreed, among other things, to make Loans to Borrowers;

     Pledgor is a limited partner of Partnership;

     It is a condition precedent to the obligation of the Lenders to make Loans under the Credit Agreement that the Pledgor and the Administrative Agent shall have executed this Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINED TERMS. As used in this Agreement terms defined in the Credit Agreement or in the recitals hereto shall have their defined meanings when used herein, and the following terms shall have the following meanings:

          "AGREEMENT" means this Security and Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified from time to time.

          "COLLATERAL" means the Interests and all Proceeds.

          "INTERESTS" means (a) all of Pledgor's limited partnership interests in Partnership including, without limitation, all of Pledgor's right, title and interest, now existing or hereafter acquired, under the Partnership Agreement with respect to any interest now owned or hereafter acquired or owned by Pledgor in Partnership as a partner, but not any of its obligations from time to time as a partner (unless the Administrative Agent shall become a partner as a result of its exercise of remedies pursuant to the terms hereof) in Partnership, together with all certificated securities issued by Partnership as described on Schedule II hereto;

          (b) any and all moneys due and to become due to the Pledgor now or in the future by way of a distribution made to the Pledgor in its capacity as a limited partner in Partnership or otherwise in respect of the Pledgor's interest as a limited partner in Partnership;

          (c) any other property of Partnership to which the Pledgor now or in the future may be entitled in its capacity as a limited partner in Partnership by way of distribution, return of capital or otherwise;

          (d) any other claim which the Pledgor now has or may in the future acquire in its capacity as a limited partner in Partnership against Partnership and its property; and


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          (e) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

          "OBLIGATIONS" means all advances to, and debts, liabilities, obligations, covenants and duties of, Partnership, the Pledgor, and each Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower, Pledgor, or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

          "PARTNERSHIP AGREEMENT" means the Amended and Restated Partnership Agreement of Partnership, dated as of May 14, 2002, as the same may be further amended, modified or supplemented from time to time.

          "PROCEEDS" means all "proceeds" (as such term is defined in Section 9-102 of the Uniform Commercial Code in effect in the State of New York on the date hereof) of the Interests, including, without limitation, all income, gain, credit, distributions and similar items from or with respect to the Interests, collections thereon or distributions with respect thereto.

          "UCC" or "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code from time to time in effect in the State of New York.

     2. ASSIGNMENT AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations and in order to induce the Lenders to make Loans in accordance with the terms of the Credit Agreement, the Pledgor hereby pledges and grants to the Administrative Agent (for the benefit of the Lenders), a first priority Lien on and security interest in and to, and agrees and acknowledges that Administrative Agent has and shall continue to have, a security interest in and to, and assigns, transfers, pledges and conveys to Administrative Agent (for the benefit of the Lenders) all of Pledgor's right, title, and interest in and to the Collateral.

     3. PLEDGOR REMAINS LIABLE. Notwithstanding anything to the contrary contained herein, (a) Pledgor shall remain liable under the Partnership Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Administrative Agent shall not have any obligation or liability under the Partnership Agreement by reason of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

          (a) the Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;


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          (b) this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

          (c) the execution, delivery and performance of this Agreement will not violate any provision of any Laws or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Laws or contractual obligation of the Pledgor, except as contemplated hereby;

          (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of the Pledgor or Borrowers), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

          (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of the Collateral with respect to this Agreement or any of the transactions contemplated hereby;

          (f) the Pledgor is the sole record and beneficial owner of, and has good and sole legal title to, the Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Agreement;

          (g) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of the Administrative Agent (for the benefit of the Lenders) pursuant to this Agreement or have otherwise been filed in favor of the Administrative Agent (for the benefit of the Lenders);

          (h) upon the execution of this Agreement and the filing of the financing statement in the appropriate office, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral, prior to all other Liens, which will be enforceable as such as against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. All action necessary or desirable to perfect such security interest in each item of the Collateral requested by the Administrative Agent, including the filing of financing statements in the offices referred to on SCHEDULE I to this Agreement has been or will be duly taken;

          (i) the Pledgor's principal place of business, chief executive office and the place where its records concerning the Collateral are kept is at 850 Ridge Lake Boulevard, Suite 300, Memphis, Tennessee, 38120, and the Pledgor will not change such principal place of business or chief executive office or remove such records without giving the Administrative Agent at least 30 days prior written notice thereof. The Pledgor will not change its name, identity or structure in any manner which might make any financing statement filed hereunder seriously misleading unless it shall have given the Administrative Agent at least 30 days prior writte n notice thereof and the Administrative Agent has provided its written consent with respect to such change;


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          (j) the Pledgor is a limited partner of Partnership and its percentage interests in Partnership as a limited partner is 99%; and a complete and correct copy of the Partnership Agreement has been delivered to each Lender;

          (k) the Pledgor is a limited partnership duly organized and validly existing under the laws of the State of Tennessee; and

          (l) the execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the Partnership Agreement or of any agreement or instrument of Pledgor.

     5. COVENANTS. The Pledgor covenants and agrees with the Administrative Agent that, from and after the date of this Agreement until the Obligations are paid in full:

          (a) If the Pledgor shall, as a result of its ownership of the Interests, become entitled to receive or shall receive any limited partnership interest or other certificate (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the Administrative Agent's agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent hereunder as additional collateral security for the Obligations. In case any distribution of capital shall be made on or in respect of the Interests or any property shall be distributed upon or with respect to the Interests pursuant to the recapitalization or reclassification of the capital of Partnership or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Interests shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (b) Except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever. The Pledgor will not sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation


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     statements under the UCC in effect in any jurisdiction with respect to the
     Liens granted hereby. The Pledgor also hereby authorizes the Administrative Agent to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged hereunder to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent.

          (d) The Pledgor will advise the Administrative Agent promptly, in reasonable detail, of any Lien or claim made or asserted against any of the Collateral.

          (e) The Pledgor agrees to pay, and to save the Administrative Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     6. CASH DISTRIBUTIONS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive all cash distributions paid in the normal course of business of Partnership and to exercise all voting and partnership rights with respect to the Interests, PROVIDED HOWEVER, that no vote shall be cast or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in a breach of any provision of the Credit Agreement, any other Loan Document or this Agreement. Notwithstanding any other provision hereof, Pledgor may make any distributions permitted under the Credit Agreement; PROVIDED, HOWEVER, that this restriction under this PARAGRAPH shall be void to the extent that same may constitute a default under that certain Indenture dated February 26, 2003, as amended, by RFS Partnership, L.P. and RFS Financing 2002, Inc., as Issuers, RFS Hotel Investors, Inc. and RFS Leasing VII, Inc., as Guarantors, and U.S. Bank, National Association, as Trustee.

     7. RIGHTS OF THE ADMINISTRATIVE AGENT.

          (a) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive and shall receive any and all cash distributions paid in respect of the Interests and make application thereof to the Obligations in such order as it may determine, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Interests shall be registered in the name of the Administrative Agent or its nominee, and (whether or not so registered) the Administrative Agent or its nominee may thereafter exercise
     (A) all voting, partnership and other rights pertaining to the Interests and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the partnership structure of Partnership, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares or certificates of or evidencing the Interests, and in connection therewith, the right to deposit and deliver any and all of the Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.


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          (b) The rights of the Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent of any right or remedy against Borrowers, or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     8. ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) The Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right, on behalf of the Pledgor without notice to or assent by the Pledgor to do the following:

               (i) upon the occurrence and continuation of an Event of Default to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due with respect to the Collateral and, in the name of the Pledgor or its own name or otherwise, to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise as deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due with respect to the Collateral or whenever payable;

               (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

               (iii) upon the occurrence and during the continuance of an Event of Default, (A) to direct any party liable for any payment to the Pledgor with respect to the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; and (G) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for



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          all purposes, and to do, at the Administrative Agent's option and the
          Pledgor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

     The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

          (b) The powers conferred on the Administrative Agent (for the benefit of the Lenders) hereunder are solely to protect its interests (for the benefit of the Lenders) in the Collateral and shall not impose any duty upon it to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor or to any other partner of Partnership for any act or failure to act.

          (c) The Pledgor also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with the sale provided for in SECTION 9 of this Agreement, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     9. REMEDIES. If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing and to the extent permitted by applicable law, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, Borrowers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent arising out of the exercise by the Administrative Agent of any of its rights hereunder except to the extent any thereof arise solely from the willful misconduct of the Administrative Agent. If any notice of a proposed sale or other disposition of


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Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     10. REGISTRATION RIGHTS: PRIVATE SALES.

          (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Interests pursuant to SECTION 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Pledgor will cause Partnership to (i) execute and deliver, and cause the officers of Partnership to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Interests, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Interests, or that portion thereof to be sold, and
     (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause Partnership to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
     Section 1l (a) of the Securities Act.

          (b) If the Administrative Agent shall determine to exercise its right to sell any or all of the Interests pursuant to SECTION 9 hereof, the Administrative Agent may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Administrative Agent than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Interests.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Interests pursuant to this Section valid and binding and in compliance with any and all other applicable Laws. The Pledgor further agrees that a continuing breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     11. AUTHORITY OF ADMINISTRATIVE AGENT. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or


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non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor Borrowers shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     12. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Liens granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of either Borrower or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between Borrowers and the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrowers or the Pledgor with respect to the Obligations.

     13. LIMITATION ON DUTIES REGARDING COLLATERAL. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

     14. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     15. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. NO WAIVER; CUMULATIVE REMEDIES; INTEGRATION. The Administrative Agent shall not by any act (except by a written instrument pursuant to this paragraph), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement represents the agreement of the Pledgor and the Administrative Agent with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent relative to the subject matter hereof not reflected herein.

     18. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, PROVIDED that any provision of this Agreement that imposes an obligation solely on the Pledgor or provides a right in favor solely of the Administrative Agent may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent in accordance with the Credit Agreement. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and its successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES.

     19. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

     20. WAIVERS.

          (a) THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION DESCRIBED IN PARAGRAPH 19, OR THAT SUCH PROCEEDING WAS BROUGHT IN AN

     INCONVENIENT COURT, AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

          (b) EACH OF THE PLEDGOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT.

     21. NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in accordance with the Credit Agreement.

     22. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO BORROWERS. The Pledgor hereby authorizes and instructs Borrowers to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and describes such Event of Default and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that Borrowers shall be fully protected in so complying.

     23. RELEASE OF LIENS. Upon payment and satisfaction in full of the Obligations, the Administrative Agent agrees, upon the written request of the Pledgor and at the Pledgor's sole expense, to execute, record and file such instruments and perform such acts as are necessary to release the Collateral from the Liens and security interest of this Agreement or any assignment or other security document entered into pursuant hereto.

     24. THE ADMINISTRATIVE AGENT NOT A PARTNER. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Administrative Agent any of the obligations of a partner of Borrowers or (b) to constitute the Administrative Agent or any of the Lenders a partner of Borrowers.

     25. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     26. ENTIRETY. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG PLEDGOR AND THE ADMINISTRATIVE AGENT WITH RESPECT TO THE PLEDGE AND ASSIGNMENT OF THE COLLATERAL AND THE OTHER MATTERS ADDRESSED HEREIN AND THEREIN, AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE(S) FOLLOWS.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                  PLEDGOR:

                                  RFS PARTNERSHIP, L.P.

                                  By: CNL ROSE GP CORP., its General Partner


                                      By:/s/ Marcel Verbaas
                                         ---------------------------------------
                                         Name:  Marcel Verbaas
                                         Title:  Senior Vice President




                                  BANK OF AMERICA, N.A., as Administrative Agent


                                  By: /s/ Ansel McDowell
                                      ------------------------------------------
                                      Ansel McDowell
                                      Principal

                Signature Page to Security and Pledge Agreement
              RFS Partnership, L.P./RFS Financing Partnership, L.P.

                                   SCHEDULE I
                                   UCC FILINGS


    STATE                       FILING OFFICE               DOCUMENT FILED

  Tennessee                   Secretary of State          Financing Statement

                                   SCHEDULE II
                            DESCRIPTION OF INTERESTS


                                                       STOCK
                                                    CERTIFICATE
       ISSUER                    CLASS OF SECURITY       NO.        NO. OF UNITS
RFS Financing Partnership,L.P.  Partnership Interests     2              99